DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Large Cap Concentrated Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill International Fund
Diamond Hill Short Duration Securitized Bond Fund
Diamond Hill Core Bond Fund
Diamond Hill Core Plus Bond Fund

Supplement dated June 10, 2025
to the Prospectus Dated February 28, 2025

Effective June 10, 2025, the following section of the Funds’ Prospectus has been revised to include updated information.

The section entitled “Additional Information” on page 51 of the Funds’ Prospectus is hereby deleted and replaced with the following:

Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale please call the fund at 1-888-226-5595 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on days the funds are open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. The funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.
Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of a fund’s net assets, the funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. These securities may be distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Funds' holdings. However, in certain circumstances, and in accordance with the Trust’s policies and procedures, the Adviser may instead select securities for in-kind redemptions on a non pro-rata basis. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE